EXHIBIT 31.1

CERTIFICATION OFPRINCIPALEXECUTIVE OFFICER
 AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Perry Douglas West, certify that;

(1)     I  have reviewed this quarterly report on Form 10-Q of HighLight Networks,  Inc. for the period ended March 31,2010;

(2)     Based  on my knowledge, this report does not contain any untrue statement of a  material fact or omit to state a material fact necessary to make the  statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this  report;

(3)     Based  on my knowledge, the financial statements, and other financial information  included in this report, fairly present in all material respects the  financial condition, results of operations and cash flows of the small  business issuer as of, and for, the periods presented in this  report;

(4)     The  small business issuer's other certifying officer(s) and I are responsible  for establishing and maintaining disclosure controls and procedures (as  defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small  business issuer and have:

        a)      Designed  such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure  that material information relating to the small business issuer, including  its consolidated subsidiaries, is made known to us by others within those  entities, particularly during the period in which his report is being  prepared;

        b)      Evaluated  the effectiveness of the small business issuer's disclosure controls and  procedures and presented in this report our conclusions about the  effectiveness of the disclosure controls and procedures, as of the end of  the period covered by this report based on such evaluation; and

        c)      Disclosed  in this report any change in the small business issuer's internal control  over financial reporting that occurred during the small business issuer's  most recent fiscal quarter (the small business issuer's fourth quarter in  the case of an annual report) that has materially affected, or is  reasonably likely to materially affect, the small business issuer's  internal control over financial reporting; and

(5)     The  small business issuer's other certifying officer(s) and I have disclosed,  based on our most recent evaluation of the internal control over financial  reporting, to the small business issuer's auditors and the audit committee  of small business issuer's board of directors (or persons performing the  equivalent functions):

        a)      All  significant deficiencies and material weaknesses in the design or  operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information;  and

        b)      Any  fraud, whether or not material, that involves management or other  employees who have a significant role in the small business issuer's  internal control over financial reporting.

Date:  May 26, 2010

HightLight Networks, Inc.

By:  /s/   Perry Douglas West
Perry Douglas West
Title:   Chief  Executive Officer